UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2013

Natus Medical Incorporated
(Exact name of registrant as specified in its charter)
000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of incorporation)	(I.R.S Employer Identification No.)

1501 Industrial Road San Carlos, CA 94070
(Address of principal executive offices, with zip code)
650-802-0400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.      Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is information regarding the Company’s press release of July 8, 2013 announcing preliminary second quarter 2013 revenue results.

ITEM 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Attached hereto as Exhibit 99.1 and incorporated by reference herein is information regarding the Company’s press release of July 8, 2013 announcing preliminary second quarter 2013 revenue results.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED
(Registrant)

		By:	/s/ Jonathan A. Kennedy
Jonathan A. Kennedy
Sr. Vice President Finance and Chief Financial Officer
Dated:	July 8, 2013

Exhibit Index

Exhibit No.	Description

99.1	Attached hereto as Exhibit 99.1 and incorporated by reference herein is information regarding the Company’s press release of July 8, 2013 announcing preliminary second quarter 2013 revenue results.